UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 28, 2004


                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)


          Oregon                    0-27938                    93-1193156
(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)            File Number)             Identification No.)


                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                                 (541) 298-6649
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.  Exhibits.

(c)  Exhibits

99.1   Press Release dated July 28, 2004.

Item 9.  Regulation FD Disclosure.

The information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On July 28, 2004, Columbia Bancorp (NASDAQ: "CBBO") issued a press release announcing its 2004 second quarter results. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 28, 2004                   /s/ Roger L. Christensen
                                       ------------------------
                                       Roger L. Christensen, President and Chief
                                       Executive - Columbia River Bank;
                                       President and Chief Executive Officer -
                                       Columbia Bancorp


Dated: July 28, 2004                   /s/ Greg B. Spear
                                       -----------------
                                       Greg B. Spear, Executive Vice President,
                                       Chief Financial Officer - Columbia River
                                       Bank; and Chief Financial Officer -
                                       Columbia Bancorp




                 Exhibit 99.1  Press Release of the Registrant